UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2020

YUMBA RECORDS STORAGE, INC.
(Exact Name of Small Business Issuer as specified in its charter)

Nevada	4225	32-0603983
(State or jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

H. No FF-2, First Floor, Rosemina Arcade, Malbhat, Margao, State of Goa, India 403601

Telephone: 011-91-8975161268

Email: yumba.records@gmail.com

 (Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing account standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading symbol (s)	Name of each exchange on which registered
Not applicable

SECTION 8 – OTHER EVENTS.

Item 8.01 Other Events.

Due to the outbreak of coronavirus disease 2019 (COVID-19), Yumba Records Storage, Inc. (the "Company") is filing this Current Report on Form 8-K to avail itself of an extension to file its Quarterly Report on Form 10-Q for the quarter ended May 31, 2020 (the "Quarterly Report"), originally due on July 15, 2020, relying on an order issued by the Securities and Exchange Commission (the "SEC") on March 25, 2020 (which extended and superseded a prior order issued on March 4, 2020) pursuant to Section 36 of the Securities Exchange Act of 1934, as amended (Release No. 34-88318) (the "Order"), regarding exemptions granted to certain public companies.

The Company's operations and business have experienced disruption due to the unprecedented conditions surrounding the COVID-19 pandemic spreading throughout the United States and the rest of world, and thus the Company's business operations have been disrupted and it is unable to timely review and prepare the Company's financial statements for the quarter ended May 31, 2020.

In December 2019, a novel strain of coronavirus was reported to have surfaced in Wuhan, China, which has spread throughout other parts of the world, including the United States. On January 30, 2020, the World Health Organization declared the outbreak of the COVID-19 coronavirus disease a "Public Health Emergency of International Concern," and on March 11, 2020, the World Health Organization characterized the outbreak as a "pandemic." In an effort to contain and mitigate the spread of COVID-19, many countries, including the United States and India, have imposed unprecedented restrictions on travel, and there have been business closures and a substantial reduction in economic activity in countries that have had significant outbreaks of COVID-19.

As such, the Company will be relying upon the 45-day grace period provided by the SEC's Order to delay filing of its Quarterly Report. The Company will file its Quarterly Report by no later than August 29, 2020, 45 days after the original due date of its Quarterly Report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUMBA RECORDS STORAGE, INC.

Date: July 15, 2020	By:	/s/ Chasma Mulla
Chasma Mulla
President and CEO

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